INTANGIBLE ASSETS AND GOODWILL	12 Months Ended
Dec. 31, 2017
Intangible Assets [Abstract]
INTANGIBLE ASSETS AND GOODWILL
INTANGIBLE ASSETS AND GOODWILL
Intangible assets with indefinite lives
Intangible assets with indefinite lives acquired through business combination transactions are measured at fair value at the date of acquisition. These assets are not subject to amortisation but are tested for impairment at least annually at the CGU level or more frequently if facts and circumstances arise that would indicate an impairment may exist. In addition to the annual impairment test, the assessment of indefinite lives is also reviewed annually.
Franchise intangible assets
The Group’s bottling agreements contain performance requirements and convey the rights to distribute and sell products within specified territories. The Group’s agreements with TCCC for each of its territories have terms of 10 years and expire on 28 May 2026, with each containing the right for the Group to request a 10-year renewal. While these agreements contain no automatic right of renewal beyond that date, the Group believes that its interdependent relationship with TCCC and the substantial cost and disruption to TCCC that would be caused by non-renewal ensure that these agreements will continue to be renewed and, therefore, are essentially perpetual. The Group has never had a bottling agreement with TCCC terminated due to non-performance of the terms of the agreement or due to a decision by TCCC to terminate an agreement at the expiration of a term. After evaluating the contractual provisions of bottling agreements, the Group’s mutually beneficial relationship with TCCC and history of renewals, indefinite lives have been assigned to all of the Group’s franchise intangible assets.
Goodwill
Goodwill is initially measured as the excess of the total consideration transferred over the amount recognised for net identifiable assets acquired and liabilities assumed in a business combination. If the fair value of the net assets acquired is in excess of the aggregate consideration transferred, the gain is recognised in the consolidated income statement as a bargain purchase. Goodwill is not subject to amortisation. It is tested annually for impairment at the CGU level or more frequently if events or changes in circumstances indicate that it might be impaired. Goodwill acquired in a business combination is, from the acquisition date, allocated to the CGU that is expected to benefit from the synergies of the combination irrespective of whether a CGU is part of the business combination.
Intangible assets with finite lives
Intangible assets with finite lives are measured at cost of acquisition or production and are amortised using the straight-line method over their respective estimated useful lives. Finite lived intangible assets are assessed for impairment whenever there is an indication that they may be impaired. The amortisation period and method are reviewed annually.
Internally generated software
The Group capitalises certain development costs associated with internally developed software, including external direct costs of materials and services and payroll costs for employees devoting time to a software project, and any such software acquired as part of a business combination. Development expenditure is recognised as an intangible asset only after its technical feasibility and commercial viability can be demonstrated. When capitalised software is not integral to related hardware it is treated as an intangible asset; otherwise it is included within property, plant and equipment. The estimated useful lives of capitalised software range from 5 to 10 years. Amortisation expense for capitalised software is included within administrative expenses and was €38 million, €33 million and €25 million for the years ended 31 December 2017, 31 December 2016 and 31 December 2015, respectively.
Customer relationships
The Group acquired certain customer relationships in connection with the acquisitions of the Norway and Sweden bottling operations from TCCC in 2010 and the Merger with CCIP and CCEG in 2016. These customer relationships were recorded at their fair values on the date of acquisition, and they are amortised over an estimated economic life of 20 years. The fair values were determined using a “with and without” valuation technique, which compares the revenues with all assets of the business in place, to a “without” scenario, which assumes the customer relationship asset and related revenues do not exist and must be rebuilt over time. Amortisation expense for these assets was €9 million, €6 million and €1 million for the years ended 31 December 2017, 31 December 2016 and 31 December 2015, respectively.
Balances and movements in intangible assets and goodwill
The following table summarises the movements in the carrying amounts of intangible assets and goodwill for the periods presented:

	Franchise intangible	Software	Customer relationships	Assets under construction	Total intangibles	Goodwill
Cost:	€ million	€ million	€ million	€ million	€ million	€ million
As at 31 December 2015	3,114	152	17	16	3,299	81
Additions	—	37	3	—	40	—
Acquired - Merger (Note 2)	5,170	83	173	3	5,429	2,342
Acquired - Vifilfell, hf. (Note 2)	2	—	—	—	2	1
Disposals	—	(4)	—	—	(4)	—
Transfers and reclassifications	—	16	—	(16)	—	—
Currency translation adjustments	(283)	(7)	—	—	(290)	3
As at 31 December 2016	8,003	277	193	3	8,476	2,427
Additions	—	26	—	10	36	—
Disposals	—	(5)	—	—	(5)	—
Currency translation adjustments	(73)	(14)	(1)	—	(88)	(5)
Acquisition accounting adjustments(A)	179	(17)	(30)	(3)	129	98
As at 31 December 2017	8,109	267	162	10	8,548	2,520
Accumulated amortisation:
As at 31 December 2015	—	(92)	(5)	—	(97)	—
Amortisation expense	—	(33)	(6)	—	(39)	—
Disposals	—	4	—	—	4	—
Transfers and reclassifications	—	1	—	—	1	—
Currency translation adjustments	—	(1)	—	—	(1)	—
As at 31 December 2016	—	(121)	(11)	—	(132)	—
Amortisation expense	—	(38)	(9)	—	(47)	—
Disposals	—	5	—	—	5	—
Currency translation adjustments	—	9	1	—	10	—
As at 31 December 2017	—	(145)	(19)	—	(164)	—
Net book value:
As at 31 December 2015	3,114	60	12	16	3,202	81
As at 31 December 2016	8,003	156	182	3	8,344	2,427
As at 31 December 2017	8,109	122	143	10	8,384	2,520

(A)	In connection with the finalisation of acquisition accounting and as described in Note 2, fair value acquisition accounting adjustments have been recognised in the current period.
Impairment testing
Each CGU is tested for impairment at least annually in the fourth quarter or whenever there is an indication of impairment. The recoverable amount of each CGU is determined through a value in use calculation. To determine value in use for a CGU, estimated future cash flows are discounted to their present values using a pre-tax discount rate reflective of the current market conditions and risks specific to each CGU. If the carrying value of a CGU exceeds its recoverable amount, the carrying value of the CGU is reduced to its recoverable amount and impairment charges are recognised immediately within the consolidated income statement. Impairment charges other than those related to goodwill may be reversed in future periods if a subsequent test indicates that the recoverable amount has increased. Such recoveries may not exceed a CGU’s original carrying value less any depreciation that would have been recognised if no impairment charges were previously recorded.
The Group’s CGUs are based on geography and generally represent the individual territories in which the Group operates. For purposes of allocating intangibles, each franchise intangible is allocated to the geographic region to which the agreement relates, and goodwill is allocated to each of the CGUs expected to benefit from a business combination, irrespective of whether other assets and liabilities of the acquired businesses are assigned to the CGUs. The following table identifies the carrying value of goodwill and indefinite-lived intangible assets attributable to each significant CGU of the Group. In addition to the significant CGUs of the Group, as at 31 December 2017 the Group had other CGUs with total franchise intangible assets of €663 million and goodwill of €206 million, which includes €128 million related to goodwill allocated from the Merger.

	31 December 2017		31 December 2016
	Franchise intangible	Goodwill	Franchise intangible	Goodwill
Cash-generating unit	€ million	€ million	€ million	€ million
Iberia	4,289	1,275	4,270	1,171
Great Britain	1,647	200	1,705	200
Germany	1,060	748	900	753
Benelux (Belgium, Netherlands and Luxembourg)	451	91	451	91

The recoverable amounts of each CGU were determined through a value in use calculation, which uses cash flow projections for a five-year period. The key assumptions used in projecting these cash flows were as follows:

•
Discount rate: A weighted-average cost of capital was applied specific to each CGU as a hurdle rate to discount cash flows. The discount rates represent the current market assessment of the risks specific to each CGU, taking into consideration the time value of money and individual risks of the underlying assets that have not been incorporated in the cash flow estimates. The table below identifies the pre-tax discount rate attributable to each significant CGU for the Group’s fiscal year 2017 and 2016.

•
Growth rate: Cash flows were projected for five years based on the Group’s three-year business plans approved by the Board. Cash flows for the fourth year were projected using compound annual growth rates over the preceding three years, and cash flows for a fifth year and beyond the five-year period were projected using a terminal growth rate of 2%.

•
Gross and operating margins: Gross and operating margins are based on the business plans approved by the Board. Key assumptions are made within these plans about volume, pricing, discounts and costs based on historical data, current strategy and expected market trends.

Pre-tax discount rate	31 December
	2017	2016
Cash-generating unit	%	%
Iberia	11	11
Great Britain	10	11
Germany	10	11
Benelux	10	10

The Group did not record any impairment charges as a result of the tests conducted in 2017 and 2016. The Group’s Great Britain and Benelux CGU’s have substantial headroom when comparing the estimated value in use calculation of the CGU versus the CGU’s carrying value.
For the Group’s Germany and Iberia CGUs, the headroom in the 2017 impairment analysis was approximately 24% and 19% of carrying value, respectively, which is representative of the fact that the net assets of Germany and Iberia were recently subject to acquisition accounting and fair valued based upon operating plans and macroeconomic conditions present at the time of the Merger. As a result, should operating results or macroeconomic conditions deteriorate versus those utilised to fair value the assets, an impairment of the acquired assets could result in the future.
The calculation of value in use is most sensitive to the discount rate and terminal growth rate assumptions. The Group estimates that for the Germany and Iberia CGUs, an approximate 1.25% increase in the discount rate, or a 1.5% reduction in terminal growth rates, would eliminate existing headroom.